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                           ASSIGNMENT AGREEMENT
                           --------------------

               AGREEMENT, dated July 10, 1995, by and among Shanghai Electronic Components Corp. ("SECC"), a company organized under the laws of the People's Republic of China, Shanghai International Trade and Investment Developing Corp. ("SIT"), (a company organized under the laws of the People's Republic of China,) and CopyTele, Inc. ("CopyTele"), a Delaware corporation.


                           W I T N E S S E T H :
                           -------------------
               WHEREAS, SECC and CopyTele have entered into a certain Contract for Joint Venture (the "Joint Venture Agreement"), dated March 28, 1995, providing for the formation of Shanghai CopyTele Electronics Co., Ltd. (the "Joint Venture Company"); and

               WHEREAS, pursuant to Article 13 of the Joint Venture Agreement, SECC desires to assign to SIT a 10% interest in the Joint Venture Company; and

               WHEREAS, the Board of Directors of the Joint Venture Company has unanimously approved the assignment subject to the due execution of this agreement.

               NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     I.   SECC.
          ----
               1.1 SECC hereby assigns and transfers to SIT a 10% interest in the capital and profits of the Joint Venture Company as such interest in capital and profits is set forth in Article 11 and Article 43, respectively, of the Joint Venture Agreement. As a result of this assignment, SECC's interest in the Joint Venture Company is reduced to 35%.

               1.2 SECC hereby agrees with SIT to appoint to the Board of Directors of the Joint Venture Company one director selected by SIT as one of the Directors SECC is entitled to appoint pursuant to Article 22 of the Joint Venture Agreement.

               1.3 SECC hereby agrees that it will not be released from any of its duties or obligations under the Joint Venture Agreement by virtue of this agreement.


























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     II.  SIT.
          ---
               2.1 SIT hereby agrees to accept the assignment and transfer by SECC of a 10% interest in the capital and profits of the Joint Venture Company, and to assume a 10% obligation with respect to the balance of the capital contribution to the Joint Venture Company payable by SECC.

               2.2 SIT hereby agrees that it will have only a 10% economic interest in the Joint Venture Company.

               2.3 SIT hereby agrees that it will not assign its interest in the Joint Venture Company to any third party without the prior written consent of SECC and CopyTele.

     III. COPYTELE.
          --------
               3.1 CopyTele hereby consents to the assignment and transfer by SECC and to SIT upon the terms and subject to the conditions set forth in this Agreement.






















































     NYFS11...:\95\38995\0004\1196\AGR1236S.050
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               IN  WITNESS  WHEREOF,  the  parties  hereto  have  duly
     executed this Agreement on the day and year first above written.

                                        SHANGHAI ELECTRONIC
                                        COMPONENTS CORP.

                                        By:  /s/ Sheng-He Lin
                                           ---------------------------
                                           Name:   Sheng-He Lin
                                           Title:  Chief Engineer


                                        SHANGHAI  INTERNATIONAL  TRADE
                                        AND INVESTMENT   DEVELOPING
                                        CORP.

                                        By:  /s/ Yong Xiang Shi
                                           ---------------------------
                                           Name:   Yong Xiang Shi
                                           Title:  General Manager


                                        COPYTELE, INC.

                                        By:  /s/ Denis A. Krusos
                                           ---------------------------
                                           Name:   Denis A. Krusos
                                           Title:  Chairman of the
                                                   Board